Exhibit (a)(1)(B)
LETTER OF TRANSMITTAL
For Tender of Shares of Common Stock of
LIFEVANTAGE CORPORATION
At a Purchase Price Not Greater than $2.80 per Share
Nor Less than $2.45 per Share
Pursuant to the Offer to Purchase Dated September 24, 2013
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, OCTOBER 25, 2013, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”).

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4). Attach separate schedule if needed.
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional signed list, if necessary)
	Certificate Number(s)	Number of Shares Represented by Certificate(s)	Number of Shares Represented by Book Entry (electronic form)	Total Number of Shares Tendered*

Total Shares
*Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4 on page 12 below.
The Depositary for the Offer is:

By First Class, Registered or Certified Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions PO Box 43011 Providence, Rhode Island 02940-3011	By Express or Overnight Delivery: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, Massachusetts 02021

VOLUNTARY CORPORATE ACTIONS COY: LFVN

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE PROPERLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE INFORMATION AGENT, THE DEALER MANAGER OR THE DEPOSITORY TRUST COMPANY (“DTC”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list, if necessary). If you do not designate an order and if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 16.

1st: ____________________ 2nd: ____________________ 3rd: ____________________
4th: ____________________ 5th: ____________________

VOLUNTARY CORPORATE ACTIONS COY: LFVN

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED
THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE
EITHER THE SUBSTITUTE FORM W-9 PROVIDED BELOW, OR
AN APPLICABLE IRS FORM W-8.
The Offer is not being made to nor will any tenders be accepted from or on behalf of, holders of Shares in any jurisdiction within the United States in which it would be illegal to do so.
This Letter of Transmittal is to be used if certificates for shares of common stock, $0.001 par value per share (the “Shares”) are to be forwarded herewith or, unless an Agent's Message (defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), which is referred to as the Book-Entry Transfer Facility, pursuant to the procedures set forth in Section 3 of the Offer to Purchase dated September 24, 2013 (as may be amended or supplemented from time to time, the “Offer to Purchase”). Tendering shareholders must deliver either the certificates for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares and all other documents required by this Letter of Transmittal to the Depositary by the Expiration Date (defined above). Tendering shareholders whose certificates for Shares are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.
Your attention is directed in particular to the following:

1.	If you want to retain the Shares you own, you do not need to take any action.

2.
If you want to participate in the Offer and wish to maximize the chance that LifeVantage will accept for payment all of the Shares you are tendering by this Letter of Transmittal, you should check the box marked “Shares Tendered at a Price Determined Pursuant to the Offer” below and complete the other portions of this Letter of Transmittal as appropriate. You should understand that this election may lower the Purchase Price paid for all purchased Shares in the Offer and could result in the tendered Shares being purchased at the minimum price of $2.45 per Share.

3.
If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Shares Tendered at a Price Determined by You” below and complete the other portions of this Letter of Transmittal as appropriate.

We urge shareholders who hold Shares through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender Shares through their nominee and not directly to the Depositary.
ANY QUESTIONS OR REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR RESPECTIVE TELEPHONE NUMBERS AND ADDRESSES SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

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Additional Information if Shares Have Been Lost, Are Being Delivered By Book-Entry Transfer
or Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery
If any certificate representing Shares that you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, please contact the Depositary immediately at (781) 575-2332 to obtain instructions as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Please contact the Depositary immediately to permit timely processing of the replacement documentation. See Instruction 13.

☐	LOST CERTIFICATES: My certificate(s) for ________ shares have been lost, stolen, destroyed or mutilated, and I require assistance in replacing the shares. See Instruction 13.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: ______________________________________________
DTC Participant Number: __________________________________________________
DTC Account Number: ____________________________________________________
Transaction Code Number: _________________________________________________

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Shareholder(s): _________________________________________
Window Ticket Number (if any): _____________________________________________
Date of Execution of Notice of Guaranteed Delivery: _____________________________
Name of Eligible Institution that Guaranteed Delivery: ___________________________
DTC Participant Number (if delivered by book-entry transfer): _____________________
Transaction Code Number (if delivered by book-entry transfer): ____________________

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 10 BELOW. PLEASE CAREFULLY READ ACCOMPANYING INSTRUCTIONS BEGINNING ON PAGE 11 BELOW.

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PRICE PER SHARE AT WHICH SHARES ARE BEING TENDERED
(See Instruction 5)
CHECK ONLY ONE BOX UNDER 1 OR 2 BELOW.
IF MORE THAN ONE BOX UNDER 1 OR 2 IS CHECKED OR IF NO BOX IS CHECKED,
THERE IS NO VALID TENDER OF SHARES.

1.	SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER

☐
By checking this box INSTEAD OF ONE OF THE BOXES UNDER 2 BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price determined by LifeVantage pursuant to the Offer. This action will maximize the chance of having LifeVantage purchase all of the Shares tendered by the undersigned (subject to the possibility of proration). You should understand that this election may lower the Purchase Price paid for all purchased Shares in the Offer and could result in the tendered Shares being purchased at the minimum price of $2.45 per Share.

- OR -

2.	SHARES TENDERED AT A PRICE DETERMINED BY YOU
By checking ONE of the boxes below INSTEAD OF THE BOX UNDER 1 ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of your Shares being purchased if the Purchase Price selected by LifeVantage for the Shares is less than the price checked below. If the Purchase Price for the Shares is equal to or greater than the price checked, then the Shares purchased by LifeVantage will be purchased at the Purchase Price. All Shares so purchased by LifeVantage will be purchased at the same price regardless of whether the shareholder tendered at a lower price. A shareholder who wishes to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are being tendered. The same Shares cannot be tendered (unless previously properly withdrawn in accordance with the terms of the Offer) at more than one price.
PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED.
CHECK ONLY ONE BOX BELOW. IF MORE THAN ONE BOX BELOW IS CHECKED OR IF NO BOX BELOW IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

☐	$2.45	☐	$2.55	☐	$2.65	☐	$2.75
☐	$2.50	☐	$2.60	☐	$2.70	☐	$2.80

VOLUNTARY CORPORATE ACTIONS COY: LFVN

CONDITIONAL TENDER
(See Instruction 14)
A shareholder may condition his or her tender of Shares upon LifeVantage purchasing a specified minimum number of the Shares tendered, as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares you indicate below is purchased by LifeVantage pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. It is the tendering shareholder's responsibility to calculate and appropriately indicate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale or exchange (rather than distribution) treatment for United States federal income tax purposes. Each shareholder is urged to consult with his or her own financial or tax advisor with respect to the advisability of making a conditional offer before completing this section. No assurances can be provided that a conditional tender will achieve the intended United States federal income tax result for any shareholder tendering Shares. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased from me, if any are purchased from me, is: _____ Shares.
If, because of proration, the minimum number of Shares designated will not be purchased, LifeVantage may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box:

☐	The tendered Shares represent all Shares held by the undersigned.

VOLUNTARY CORPORATE ACTIONS COY: LFVN

Ladies and Gentlemen:
The undersigned hereby tenders to LifeVantage Corporation, a Colorado corporation (“LifeVantage” or the “Company”), the above-described shares of LifeVantage's common stock, $0.001 par value per share (the “Shares”), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in LifeVantage's Offer to Purchase dated September 24, 2013 (as amended or supplemented from time to time, the “Offer to Purchase”) and this Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.
Subject to and effective upon acceptance for payment of, and payment for, the Shares tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, LifeVantage, all right, title and interest in and to all the Shares that are being tendered hereby and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such tendered Shares, to (a) deliver certificates for such tendered Shares or transfer ownership of such tendered Shares on the account books maintained by DTC (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, LifeVantage upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price with respect to such tendered Shares, (b) present such tendered Shares for cancellation and transfer on LifeVantage's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Shares, all in accordance with the terms of the Offer.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by LifeVantage, LifeVantage will acquire good, marketable and unencumbered title to such Shares, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Shares, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or LifeVantage, execute any additional documents deemed by the Depositary or LifeVantage to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby, all in accordance with the terms of the Offer.
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that:

1.
the valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned's acceptance of the terms and conditions of the Offer; LifeVantage's acceptance of the tendered Shares will constitute a binding agreement between the undersigned and LifeVantage on the terms and subject to the conditions of the Offer;

2.
it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person's own account unless at the time of tender and until 5:00 p.m., New York City time, on Friday, October 25, 2013 (as this time may be extended at any time or from time to time by LifeVantage in its sole discretion in accordance with the terms of the Offer, the “Expiration Date”), such person has a “net long position” in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to LifeVantage within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to LifeVantage within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering shareholder's representation and warranty to LifeVantage that (y) such shareholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (z) such tender of Shares complies with Rule 14e-4.

VOLUNTARY CORPORATE ACTIONS COY: LFVN

3.
LifeVantage will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (the “Purchase Price”), not greater than $2.80 nor less than $2.45 per Share, net to the seller in cash, less any applicable withholding taxes and without interest, that it will pay for Shares properly tendered and not properly withdrawn, taking into account the number of Shares so tendered and the prices specified by tendering shareholders;

4.
the Purchase Price will be the lowest single Purchase Price, not greater than $2.80 nor less than $2.45 per Share, that will allow LifeVantage to purchase $40,000,000 in value of Shares (or a lower amount if not enough Shares are properly tendered and not properly withdrawn to allow us to purchase $40,000,000 in value of Shares);

5.
LifeVantage reserves the right, in its sole discretion, to increase or decrease the per Share Purchase Price and to increase or decrease the value of Shares sought in the Offer and may increase or decrease the value of Shares sought in the Offer to an amount greater or less than $40,000,000, subject to applicable law;

6.
all Shares properly tendered prior to the Expiration Date at or below the Purchase Price and not properly withdrawn will be purchased in the Offer at the Purchase Price, upon the terms and subject to the conditions of the Offer, including the proration (in the event that more than the value of Shares sought are properly tendered) and conditional tender provisions described in the Offer to Purchase;

7.
LifeVantage will return at its expense all Shares it does not purchase, including Shares tendered at prices greater than the Purchase Price and not properly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Date;

8.
under the circumstances set forth in the Offer to Purchase, LifeVantage expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Shares by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering shareholder to withdraw such shareholder's Shares;

9.
shareholders who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;

10.	LifeVantage has advised the undersigned to consult with the undersigned's own advisors as to the consequences of tendering Shares pursuant to the Offer; and

11.
THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION WITHIN THE UNITED STATES IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer.
Unless otherwise indicated below in the section captioned “Special Issuance Instructions,” please issue the check for payment of the Purchase Price of all the Shares purchased and, if appropriate, return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the section captioned “Special Delivery Instructions,” please mail the check for payment of the Purchase Price of all the Shares purchased and, if appropriate, return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the Purchase Price of all the Shares purchased and, if appropriate, return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Shares for which Special Issuance

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Instructions have been given. The undersigned recognizes that LifeVantage has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if LifeVantage does not accept for payment any of the Shares so tendered.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.
Mail ☐  check and/or ☐  certificates to:
Name __________________________________________
(Please Print)

Address ________________________________________
(Please Include Zip Code)

SPECIAL PAYMENT INSTRUCTIONS
To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue any ☐  check and/or ☐  certificates to:
Name _____________________________________
(Please Print)

Address ___________________________________
(Please Include Zip Code)

(Taxpayer Identification Number)

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IMPORTANT
SHAREHOLDER: SIGN HERE
(PLEASE COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 INCLUDED IN
THIS LETTER OF TRANSMITTAL OR AN APPLICABLE IRS FORM W-8)
By signing below, the undersigned expressly agrees to the terms and conditions set forth above.
Signature(s) of Owner(s) _________________________________________________________________________

Name(s) ______________________________________________________________________________________
(Please Print)

Capacity (full title)
(See Instruction 6) ______________________________________________________________________________

Address ______________________________________________________________________________________
(Include Zip Code)

Area Code and Telephone Number _____________________________________________________________________________________________

Taxpayer Identification or Social Security Number ____________________________________________________
(See Instruction 11)

Dated______________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 6.)

GUARANTEE OF SIGNATURE(S)
(If required-See Instructions 1 and 6)
Authorized Signature ___________________________________________________________________________

Name(s) _____________________________________________________________________________________
(Please Print)

Title ________________________________________________________________________________________

Name of Firm ________________________________________________________________________________

Address _____________________________________________________________________________________
(Include Zip Code)

Area Code and Telephone Number ________________________________________________________________

Dated______________________________

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INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1.
Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has (have) completed the section captioned “Special Issuance Instructions” on this Letter of Transmittal), or (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of Medallion Program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, each of the foregoing constituting an “Eligible Institution.” In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. If you have any questions regarding the need for a signature guarantee, please call the Information Agent at (866) 482-4931.

2.
Requirements of Tender. This Letter of Transmittal is to be completed by shareholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder to validly tender Shares pursuant to the Offer, (a) a Letter of Transmittal, properly completed and duly executed and the certificate(s) representing the tendered Shares, together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date, or (b) a Letter of Transmittal properly completed and duly executed, together with any required Agent's Message and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date and Shares must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date, or (c) the shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

In addition, if the certificates for Shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the certificates, the tendering shareholder must also submit the serial numbers shown on the particular certificates for Shares to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution). If Shares have been tendered pursuant to the procedures for book-entry transfer described in Section 3 of the Offer to Purchase, the notice of withdrawal also must specify the name and the number of the account at DTC to be credited with the withdrawn Shares and must otherwise comply with the procedures of that facility.
Shares tendered pursuant to the Offer may be withdrawn at any time before the Expiration Date. If LifeVantage extends the Offer beyond that time, tendered Shares may be withdrawn at any time until the extended Expiration Date. In addition, unless we have already accepted your tendered Shares for payment, you may withdraw your tendered Shares at any time after 11:59 p.m., New York City time, on November 21, 2013. To withdraw tendered Shares, shareholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of its addresses set forth in this Letter of Transmittal. Any notice of withdrawal must specify the name of the tendering shareholder, the number of Shares to be withdrawn, and the name of the registered holder of the Shares to be withdrawn. Withdrawals may not be rescinded, and any Shares properly withdrawn will be deemed not properly tendered for purposes of the Offer. However the withdrawn Shares may be re-tendered before the Expiration Date by again following the procedures described above.
Shareholders whose certificates for Shares are not immediately available or who cannot complete the procedures for book-entry transfer or deliver all required documents to the Depositary before the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by LifeVantage, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a book-entry confirmation with respect to all such Shares), together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other required documents, must be received by the Depositary, in each case within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. The

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term “Agent's Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the Shares that such DTC participant has received and agrees to be bound by the terms of the Letter of Transmittal and that LifeVantage may enforce such agreement against the DTC participant.
THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF YOU ELECT TO DELIVER BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.
Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

3.	Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4.
Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all of the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Total Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares represented by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.
Indication of Price at Which Shares are Being Tendered. For Shares to be properly tendered, the shareholder MUST either (1) check the box in the section captioned “Shares Tendered at a Price Determined Pursuant to the Offer” in order to maximize the chance of having LifeVantage accept for payment all of the Shares tendered (subject to the possibility of proration) or (2) check the box indicating the price per Share at which such shareholder is tendering Shares under “Shares Tendered at a Price Determined by You.” Selecting option (1) could result in the shareholder receiving a price per Share as low as $2.45. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A SHAREHOLDER WISHING TO TENDER PORTIONS OF SUCH SHAREHOLDER'S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SHAREHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SHAREHOLDER'S SHARES. The same Shares cannot be tendered more than once (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

6.
Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the share certificate(s) without any change or alteration whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.
If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit proper evidence satisfactory to LifeVantage of his or her authority to so act.
If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or certificates for Shares not tendered or not accepted for payment are to be issued, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock

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powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

7.
Stock Transfer Taxes. LifeVantage will pay all stock transfer taxes, if any, payable on the transfer to LifeVantage of Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in circumstances permitted by the Offer) unpurchased Shares are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered book-entry accounts are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such stock transfer taxes, or exemption therefrom, is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.
Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, any person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to any person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

9.
Waiver of Conditions; Irregularities. All questions as to the number of Shares to be accepted, the Purchase Price to be paid for Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, or as to the validity (including time of receipt) and form of any notice of withdrawal of tendered Shares, will be determined by LifeVantage, in its sole discretion, and its determination will be final and binding on all persons participating in the Offer, subject to such Offer participants disputing such determination in a court of competent jurisdiction. LifeVantage may delegate power in whole or in part to the Depositary. LifeVantage reserves the absolute right prior to the Expiration Date to reject any or all tenders of any Shares that LifeVantage determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of LifeVantage's counsel, be unlawful. LifeVantage reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. LifeVantage also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any defect or irregularity in any tender or withdrawal with respect to any particular Shares or any particular shareholder, and LifeVantage's interpretation of the terms of the Offer (including these instructions) will be final and binding on all persons participating in the Offer, subject to such Offer participants disputing such determination in a court of competent jurisdiction. No tender or withdrawal of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing shareholder or waived by LifeVantage. LifeVantage will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Shares. None of LifeVantage, the Dealer Manager, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notice.

10.
Substitute Form W-9; Backup Withholding on payments to U.S. Holders; Taxpayer Identification Number. To avoid backup withholding, a tendering U.S. Holder (as defined in Section 14 of the Offer to Purchase) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such U.S. Holder is not subject to backup withholding of federal income tax, and that such shareholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering U.S. Holder has been notified by the Internal Revenue Service (“IRS”) that such shareholder is subject to backup withholding, such U.S. Holder must cross out item (2) in the Certification box on the Substitute Form W-9, unless such U.S. Holder has since been notified by the IRS that such U.S. Holder is no longer subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the tendering U.S. Holder to 28% federal income tax backup withholding on the payments made to the U.S. Holder or other payee with respect to the Shares purchased pursuant to the Offer. If the tendering U.S. Holder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future, such U.S. Holder should write “applied for” in the box in Part I of the Substitute Form W-9. Any such U.S. Holder should also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding. If “applied for” is written in the box in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all payments of the Purchase Price to such U.S. Holder until a TIN is provided to the Depositary. For a further discussion of backup withholding, consult the “Important Tax Information” section below.

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11.
Withholding on payments to Non-U.S. Holders. Certain shareholders (including, among others, most corporations and certain foreign individuals) may not be subject to backup withholding. Foreign shareholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary or from the IRS, in order to avoid backup withholding. Such shareholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

Even if a Non-U.S. Holder (as defined in Section 14 of the Offer to Purchase) has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. See Section 14 of the Offer to Purchase. In order to obtain a reduced rate of withholding pursuant to an applicable income tax treaty, a Non-U.S. Holder must deliver to the Depositary, before the payment is made, a properly completed and executed IRS Form W-8BEN claiming such a reduction. In order to claim an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary before the payment is made a properly completed and executed IRS Form W-8ECI. The Depositary will determine a shareholder's status as a Non-U.S. Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Forms W-8BEN or W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any U.S. federal tax withheld if such Non-U.S. Holder satisfies certain requirements or is otherwise able to establish that such Non-U.S. Holder is entitled to a reduced or zero rate of withholding. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding.
NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX WITHHOLDING RULES, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

12.
Requests for Assistance or Additional Copies. Questions and requests for assistance should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the substitute Form W-9 or other related materials should be directed to the Information Agent. Copies will be furnished promptly at LifeVantage's expense.

13.
Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary at the toll free number (781) 575-2332. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

14.
Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, a tendering shareholder may condition his or her tender of Shares upon LifeVantage purchasing a specified minimum number of the Shares tendered.

If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In such box, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.
As discussed in Sections 3 and 6 of the Offer to Purchase, proration may affect whether LifeVantage accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration (because more than the value of Shares sought are properly tendered), the minimum number of Shares that you designate will not be purchased, LifeVantage may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and check the box so indicating. Upon selection by lot, if any, LifeVantage will limit its purchase in each case to the designated minimum number of Shares.
All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.
The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the shareholder,

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rather than the payment of a dividend to the shareholder, for U.S. federal income tax purposes. It is the tendering shareholder's responsibility to calculate and appropriately indicate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale or exchange (rather than distribution) treatment for United States federal income tax purposes. Each shareholder is urged to consult with his or her own financial or tax advisor with respect to the advisability of making a conditional offer before completing this section. No assurances can be provided that a conditional tender will achieve the intended United States federal income tax result for any shareholder tendering Shares. See Section 6 and Section 14 of the Offer to Purchase.

15.
Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on the Shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED AND ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, CONFIRMATION OF BOOK-ENTRY TRANSFER AND AN AGENT'S MESSAGE, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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IMPORTANT TAX INFORMATION
Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number (“TIN”) on the Substitute Form W-9 below, with the required certifications being made under penalties of perjury, or otherwise establish a basis for exemption from backup withholding. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service (“IRS”) may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 28% backup withholding.
Certain shareholders (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding requirements. Exempt shareholders should indicate their exempt status on the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, he or she must submit an applicable IRS Form W-8 (generally an IRS Form W-8BEN or Form W-8ECI), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding requirements.
If backup withholding applies, the Depositary is required to withhold 28% of any such payments to be made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is given to the IRS.
Even if a Non-U.S. Holder (as defined in Section 14 of the Offer to Purchase) has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder or his or her agent unless the Depositary determines that a reduced rate of, or an exemption from, withholding is applicable. Non-U.S. Holders should refer to Instruction 11 above for further information regarding withholding on payments to Non-U.S. Holders.
What Number to Give the Depositary
The tendering U.S. Holder is required to give the Depositary the TIN (either a social security number or employer identification number) of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for guidance on which number to report. If the surrendering shareholder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the shareholder (or other payee) should check the box in Part 3 of the Substitute Form W-9 and sign and date the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all payments of the Purchase Price to such U.S. Holder (or other payee) until a TIN is provided to the Depositary.

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PAYER'S NAME: Computershare Trust Company, N.A.
PAYEE'S NAME: PAYEE'S ADDRESS:
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I: Taxpayer Identification Number (TIN)	Part II: For Payees Exempt From Backup Withholding For Payees Exempt from Backup withholding, see the Guidelines below and complete as instructed therein.
Social Security Number OR
Payer's Request for Taxpayer Identification Number (TIN) and Certification	Employer Identification Number (If awaiting TIN write “Applied For” and complete Part III and the Certificate of Awaiting Taxpayer Identification Number)

Part III:-Certification-Under penalties of perjury, I certify that:

(1)The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)I am a U.S. person (including a U.S. resident alien).

Certification Instructions-You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of U.S. person ________________________ Date_________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me pursuant to the tender offer will be withheld.

Signature	Date

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Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or related documents may be directed to the Information Agent at its telephone numbers or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Depositary for the Offer is:

By Telephone:
9 a.m. to 6 p.m. New York Time,
Monday through Friday, except for bank holidays:
(781) 575-2332 (collect)

By First Class, Registered or Certified Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Express Mail or by Overnight Courier Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

The Information Agent for the Offer is:
You may obtain information regarding the Offer
from the Information Agent as follows:
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
Toll Free: (866) 482-4931

The Dealer Manager for the Offer is:

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